Fidelity® Disruptive Finance Fund

Class/Ticker

Fidelity® Disruptive Finance Fund/FNTEX   Loyalty Class 1/FNTLX   Loyalty Class 2/FNTMX   Class F/FNTNX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

July 30, 2022

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated July 30, 2022 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity® Disruptive Finance Fund/Fidelity® Disruptive Finance Fund, Loyalty Class 1, Loyalty Class 2, Class F

Investment Objective

The fund seeks long-term growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Retail Class	Loyalty Class 1	Loyalty Class 2	Class F
Management fee	1.00%	0.76%	0.50%	None
Distribution and/or Service (12b-1) fees	None	None	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%
Total annual operating expenses	1.00%	0.76%	0.50%	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Retail Class	Loyalty Class 1	Loyalty Class 2	Class F
1 year	$102	$78	$51	$0
3 years	$318	$243	$160	$0
5 years	$552	$422	$280	$0
10 years	$1,225	$942	$628	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of disruptive finance companies.
  Fidelity’s disruptive strategies seek to identify innovative developments that could signal new directions for delivering products and services to customers. Generally, these companies have or are developing new or unconventional ways of doing business that could disrupt and displace incumbents over time. This may include creating, providing, or contributing to new or expanded business models, value networks, pricing, and delivery of products and services.
  Companies within the disruptive finance theme include but are not limited to those companies that, in the Adviser’s opinion, are engaged in digital solutions to deliver more cost effective, efficient, and customized financial services such as blockchain enabled financial services, digital payments, data processing, internet banks, embedded finance, AI-enabled underwriting and other disruptive lending and insurance business models. In pursuing this investment theme, the fund may invest in companies in any economic sector. Although the fund may invest across economic sectors, the fund concentrates its investments in the finance industries.
  Normally investing primarily in equity securities.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments with quantitative portfolio construction.
  Investing in either "growth" stocks or "value" stocks or both.
  Investing in securities of domestic and foreign issuers.

Principal Investment Risks

  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign and Emerging Markets Risk.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Disruptive Theme Risk.  The fund normally invests in equity securities of companies that the Adviser believes represent a disruptive theme. These companies may not in fact be disruptive or may not be able to capitalize thereon. The risks associated with such companies include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of companies that represent disruptive themes tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s results.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
  "Growth" Investing.  "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.  "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Management Risk.  The Adviser’s application of the fund’s strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart for Retail Class:	Returns	Quarter ended
Highest Quarter Return	8.62%	June 30, 2021
Lowest Quarter Return	1.72%	September 30, 2021
Year-to-Date Return	(27.85)%	June 30, 2022

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Fidelity® Disruptive Finance Fund are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2021	Past 1 year	Life of class(a)
Fidelity® Disruptive Finance Fund - Return Before Taxes	23.09%	47.61%
Return After Taxes on Distributions	22.51%	46.87%
Return After Taxes on Distributions and Sale of Fund Shares	13.96%	37.17%
Loyalty Class 1 - Return Before Taxes	23.34%	47.97%
Loyalty Class 2 - Return Before Taxes	23.68%	48.35%
Class F - Return Before Taxes	24.25%	49.08%
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees or expenses)	18.90%	34.71%
MSCI All Country World Financials Equal Weighted Index (reflects no deduction for fees or expenses)	14.47%	32.04%

(a)  From April 16, 2020

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and another investment adviser serves as a sub-adviser for the fund.

Portfolio Manager(s)

Camille Carlstrom (co-manager) has managed the fund since April 2020.

Charlie Hebard (co-manager) has managed the fund since April 2020.

Michael Kim (co-manager) has managed the fund since April 2020.

Christopher Lee (co-manager) has managed the fund since April 2020.

Fahim Razzaque (co-manager) has managed the fund since April 2020.

William Shanley (co-manager) has managed the fund since April 2020.

Niamh Brodie-Machura (co-manager) has managed the fund since July 2020.

Tim Codrington (co-manager) has managed the fund since November 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Additional Information Regarding Loyalty Class Eligibility. Loyalty Class 1 and Loyalty Class 2 shares are available only to certain investors who have held their shares of the Fund for a defined period of time. Please see “Shareholder Information – Additional Information about the Purchase and Sales of Shares – Buying Shares” below for additional information.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2022 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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